Exhibit 10.4

Execution Version

AMENDMENT NO. 1
TO SENIOR SECURED REVOLVING CREDIT AGREEMENT
This AMENDMENT NO. 1 TO SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”) is dated as of April 3, 2026, and is by and among Seadrill Finance Limited, an exempted company incorporated under the laws of Bermuda (the “Borrower”), Seadrill Limited, an exempted company incorporated under the laws of Bermuda (the “Company”), each Issuing Bank party hereto, and the Lenders party hereto constituting Required Lenders.
RECITALS
A.    The Borrower, the Company, J.P. Morgan SE, as administrative agent (in such capacity, the “Administrative Agent”), GLAS Trust Company LLC, as common security agent (in such capacity, the “Common Security Agent”), and the financial institutions party thereto from time to time as lenders (collectively, the “Lenders”) and issuing banks, are parties to that certain Senior Secured Revolving Credit Agreement dated as of July 11, 2023 (the “Existing Credit Agreement” and the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”). Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.
B.    Subject to the terms and conditions set forth herein, the parties hereto wish to amend the Existing Credit Agreement as set forth below.
NOW THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Amendments to Credit Agreement. Effective as of the Amendment No. 1 Effective Date (as defined below), the Existing Credit Agreement is amended as follows:
(a)Clause (b)(i)(B) of the definition of “Consolidated Secured Indebtedness” in the Existing Credit Agreement is hereby amended by replacing the text “$50,000,000” with the text “$100,000,000”.
(b)Clause (b)(i)(B) of the definition of “Consolidated Total Indebtedness” in the Existing Credit Agreement is hereby amended by replacing the text “$50,000,000” with the text “$100,000,000”.
(c)Clause (a) of Section 2.12 of the Existing Credit Agreement is hereby amended by replacing the text “$50,000,000” with the text “$100,000,000”.
(d)Schedule 2.12(a) of the Existing Credit Agreement is hereby amended to delete the existing Schedule 2.12(a) in its entirety and replace it with Schedule 2.12(a) attached as Exhibit A to this Amendment.
Section 2.Representations and Warranties. Each of the Company and the Borrower (on behalf of each Credit Party) hereby represents and warrants, as of the date hereof and immediately after giving effect to this Amendment, that:
(a)(x) the execution, delivery and performance of this Amendment have been duly authorized by the Company and the Borrower, as applicable, (y) this Amendment constitutes the legal, valid and binding obligation of the Company and the Borrower, as applicable, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), and (z) this Amendment has been duly executed and delivered by the Company and the Borrower.
(b)the representations and warranties set forth in Article 5 of the Existing Credit Agreement are true and correct in all material respects (except for those representations and warranties qualified by

“materiality,” “Material Adverse Effect” or similar language, which are correct in all respects), and in each case unless expressly stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects (unless qualified by “materiality,” “Material Adverse Effect” or similar language, which are correct in all respects) as of such earlier date; and
(c)no Default or Event of Default has occurred and is continuing.
Section 3.Conditions. This Amendment shall be effective (the “Amendment No. 1 Effective Date”) upon receipt by the Administrative Agent of the duly executed counterparts of:
(a)this Amendment signed by the Borrower, the Company, each Issuing Bank and the Required Lenders;
(b)the Reaffirmation attached hereto signed by each Guarantor;
(c)(x) certificates of a Responsible Officer of each Credit Party containing specimen signatures of the Persons authorized to execute this Amendment to which such entity is a party on such entity’s behalf or any other documents provided for herein or therein, together with (A) copies of resolutions of the board of directors or other appropriate body of the Borrower and the Company, authorizing the execution and delivery of this Amendment to which such entity is a party (or if such document has been previously delivered, certifying as to no change to the same since such prior delivery) and (B) copies of such entity’s memorandum of association, articles of association or other publicly filed (if applicable) organizational, incorporation or constitutional documents in its jurisdiction of incorporation, as applicable (or if such document has been previously delivered, certifying as to no change to the same since such prior delivery), and such entity’s bye-laws/bylaws or limited liability company agreement (or other comparable governing documents, if any), as applicable (or if such document has been previously delivered, certifying as to no change to the same since such prior delivery); and
(d)a certificate of a Responsible Officer of the Company and the Borrower certifying to the satisfaction of all conditions set forth in Sections 2(b) and (c) hereof.
Section 4.Fees and Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including reasonable and documented attorney’s fees of the Administrative Agent’s legal counsel.
Section 5.Acknowledgment.
(a)Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Common Security Agent or the Lenders under the Existing Credit Agreement (other than as amended by this Amendment) and the other Credit Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement (other than as amended by this Amendment) or any of the other Credit Documents, all of which are ratified and reaffirmed in all respects and shall continue in full force and effect.
(b)From and after the date hereof, all references in the Credit Agreement and the other Credit Documents to the Existing Credit Agreement shall mean the Existing Credit Agreement, as amended by this Amendment. On and after the date hereof, this Amendment shall constitute a Credit Document for purposes of the Credit Agreement. On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Credit Document to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended hereby.
Section 6.Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto on different counterpart signature pages, each of which when
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executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment, that is an Electronic Signature transmitted by telecopy, emailed “.pdf” or “.tif” file or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed “.pdf” or “.tif” file or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 7.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
Section 8.Governing Law. THIS AMENDMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. Section 11.15(d) of the Existing Credit Agreement is hereby incorporated by reference into this Amendment and shall apply to this Amendment, mutatis mutandis.
Section 9.Entire Agreement. THIS AMENDMENT TOGETHER WITH THE OTHER CREDIT DOCUMENTS REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
Section 10.Severability. Section 11.18 of the Existing Credit Agreement is hereby incorporated by reference into this Amendment and shall apply to this Amendment, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

SEADRILL FINANCE LIMITED, an exempted company incorporated under the laws of Bermuda, as the Borrower

By: /s/ Grant Creed
Name: Grant Creed
Title: Executive Vice President and Chief Financial Officer

SEADRILL LIMITED, an exempted company incorporated under the laws of Bermuda, as the Company

By: /s/ Grant Creed
Name: Grant Creed
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 1]

JPMORGAN CHASE BANK, N.A., London Branch, as a Lender

By: /s/ Cameron Strock
Name: Cameron Strock
Title: Authorized Officer

[Signature Page to Amendment No. 1]

CITIBANK N.A., as a Lender

By: /s/ Todd Mogil
Name: Todd Mogil
Title: Vice President

[Signature Page to Amendment No. 1]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By: /s/ Philip Tancorra
Name: Philip Tancorra
Title: Director

By: /s/ Suzan Onal
Name: Suzan Onal
Title: Director

[Signature Page to Amendment No. 1]

DNB Bank ASA, as a Lender and as an Issuing Bank

By: /s/ Thomas Lie
Name: Thomas Lie
Title: Director

DNB Bank ASA, as a Lender and as an Issuing Bank

By: /s/ Andreas Jøtne
Name: Andreas Jøtne
Title: Director
[Signature Page to Amendment No. 1]

BARCLAYS BANK PLC, as a Lender

By: /s/ Natalia Holgate
Name: Natalia Holgate
Title: Asset Management

[Signature Page to Amendment No. 1]

EXHIBIT A
SCHEDULE 2.12(a)

MAXIMUM L/C ISSUANCE AMOUNTS

[Omitted.]

REAFFIRMATION
APRIL 3, 2026
Reference is made to the Amendment No. 1 to Senior Secured Revolving Credit Agreement, dated as of the date hereof (the “First Amendment”), by and among Seadrill Finance Limited, an exempted company incorporated under the laws of Bermuda (the “Borrower”), Seadrill Limited, an exempted company incorporated under the laws of Bermuda (the “Company”), each Issuing Bank party thereto and the Lenders party thereto constituting Required Lenders, which First Amendment amends the Senior Secured Revolving Credit Agreement, dated as of July 11, 2023 (the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by the First Amendment, the “Credit Agreement”), by and among the Borrower, the Company, the Lenders from time to time party thereto, the Issuing Banks from time to time party thereto, the Administrative Agent and GLAS Trust Company LLC, as common security agent. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
Each of the undersigned hereby consents to the First Amendment and the transactions contemplated thereby. Each of the undersigned further (a) reaffirms and confirms its respective guarantees, pledges, grants of security interests or Liens and other obligations under the Credit Agreement and each of the other Credit Documents to which it is a party, in respect of, and to secure, the Obligations, (b) agrees that, notwithstanding the execution or effectiveness of the First Amendment and the transactions contemplated thereby, the Credit Documents to which it is a party or otherwise bound, and such guarantees, pledges, grants of security interests or Liens and other obligations thereunder, shall continue to be in full force and effect in accordance with the terms thereof and (c) represents and warrants that the execution and delivery of this Reaffirmation has been duly authorized by such Guarantor, as applicable, and this Reaffirmation constitutes the legal, valid and binding obligation of such Guarantor, as applicable, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

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IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation to be executed by their respective officers thereunto duly authorized as of the day and year first above written.
SEADRILL FINANCE LIMITED
By: /s/ Grant Creed
Name: Grant Creed
Title: Executive Vice President and Chief Financial Officer
SEADRILL LIMITED
By: /s/ Grant Creed
Name: Grant Creed
Title: Executive Vice President and Chief Financial Officer
SEADRILL RIG HOLDING COMPANY LIMITED
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEADRILL TREASURY UK LIMITED
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEADRILL GEMINI LTD.
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEADRILL ECLIPSE LTD.
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEADRILL CARINA LTD.
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
[Signature Page to Reaffirmation]

SEADRILL TELLUS LTD.
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEADRILL SATURN LTD.
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEADRILL JUPITER LTD.
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEADRILL POLARIS LTD.
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEADRILL UK LTD.
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEADRILL GLOBAL SERVICES LTD.
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEADRILL MANAGEMENT LTD.
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
NORTH ATLANTIC PHOENIX LTD.
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
NORTH ATLANTIC ELARA LTD.
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEADRILL NORWAY OPERATIONS LTD.
[Signature Page to Reaffirmation]

By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEADRILL SEVAN HOLDINGS LIMITED
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEADRILL NORTH ATLANTIC HOLDINGS LIMITED
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
AQUADRILL LLC
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEADRILL AMERICAS, INC.
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
AQUADRILL CAPRICORN HOLDINGS LLC
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEADRILL GULF OPERATIONS NEPTUNE LLC
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEVAN DRILLING NORTH AMERICA LLC
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEADRILL OFFSHORE AS
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEADRILL DEEPWATER DRILLSHIP LTD.
[Signature Page to Reaffirmation]

By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEADRILL NEPTUNE HUNGARY KFT.
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEVAN LOUISIANA HUNGARY KFT.
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEADRILL AURIGA HUNGARY KFT.
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEADRILL VELA HUNGARY KFT.
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEADRILL CHINA OPERATIONS LTD.
S.A.R.L.

By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEADRILL SERVIÇOS DE PETRÓLEO LTDA.
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEADRILL SWITZERLAND GMBH
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEADRILL RIG HOLDCO KFT.
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEADRILL HUNGARY KFT.
[Signature Page to Reaffirmation]

By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory
SEADRILL AQUARIUS LTD.
By: /s/ James Ferrow
Name: James Ferrow
Title: Authorized signatory

[Signature Page to Reaffirmation]